SHELTON FUNDS

Green California Tax-Free Income Fund

U.S. Government Securities Fund

The United States Treasury Trust

S&P 500 Index Fund

S&P MidCap Index Fund

S&P SmallCap Index Fund

Shelton Core Value Fund

Shelton Green Alpha Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 26, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 1, 2020, as supplemented

Effective immediately, the Funds’ Prospectus and SAI are hereby revised as follows:

The first two sentences of the “Market Exposure Risk” contained on page 30 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“Market Exposure Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment.”

The following language is hereby added immediately prior to the “Description of Investment Securities and Portfolio Techniques – Municipal Securities” section contained on page 8 of the SAI:

“Special Considerations Affecting All Funds

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.”

Please retain this supplement with your Prospectus and
Statement of Additional Information.